AMENDMENT NO.1 TO ADMINISTRATION AGREEMENT

Dated as of November 2, 2007

THIS AMENDMENT No.1, dated as of November 2, 2007 (the "Amendment"), is being executed and delivered by and College Loan Corporation Trust I, as issuer (the "Issuer"), Wilmington Trust Company, as Delaware Trustee (the "Delaware Trustee"), College Loan Corporation, as issuer administrator (the "Issuer Administrator"), and Deutsche Bank Trust Company Americas, as eligible lender trustee and indenture trustee (collectively, the "Trustee"), in order to amend that certain Administration Agreement, dated as of March 1, 2002 (the "Agreement"), among the Issuer, the Trustee, the Issuer Administrator and the Delaware Trustee, by which the parties hereto, in consideration of the mutual promises contained in the Agreement and in this Amendment (the sufficiency, mutuality and adequacy of which are hereby acknowledged), hereby agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in this Agreement.

1.     The Agreement is amended by adding the following as Section 19:

           19.     Reports. The Issuer Administrator shall prepare on behalf of the Issuer any Asset-Backed Issuer Distribution Report on Form 10-D (each, a "Form 10-D") and Annual Reports on Form 10-K customary for student loan asset-backed securities as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission thereunder and Regulation AB, and the Servicer shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Issuer.

Each Form 10-D shall be filed by the Issuer Administrator within 15 days after each distribution date under the Indenture (or if such 15th day is not a business day, the next business day), and shall include a copy of the report prepared for the related period pursuant to Section 11.04 of the Indenture.

The Issuer and Issuer Administrator acknowledge and agree that the purpose of this Section 19 is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Securities and Exchange Commission. Neither the Issuer nor the Issuer Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act of 1933, as amended, the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder. The Issuer Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Securities and Exchange Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the Issuer Administrator shall cooperate fully with the Issuer, to deliver to the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer to permit the Issuer to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicers or the servicing of the Financed Student Loans, reasonably believed by the Issuer to be necessary in order to effect such compliance.

The Issuer (including any of its assignees or designees) shall cooperate with the Issuer Administrator by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Issuer's reasonable judgment, to comply with Regulation AB.

If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act, the Issuer Administrator shall (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Issuer Administrator and (ii) provide to the Issuer a description of such proceedings, affiliations or relationships.

As a condition to the succession to the Issuer Administrator by any person (i) into which the Issuer Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Issuer Administrator, the Issuer Administrator shall provide to the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer all information reasonably requested by the Issuer in order to comply with its reporting obligation under Item 6.02 of Form 8-K.

In addition to such information as the Issuer Administrator is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Issuer Administrator shall provide such information regarding the performance or servicing of the Financed Student Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

On or before March 31 of each calendar year, commencing in 2008, the Issuer Administrator shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Issuer Administrator, to the effect that (i) a review of the Issuer Administrator's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Issuer Administrator has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof, and shall facilitate the delivery of any required statement of compliance by each Servicer.

On or before March 31 of each calendar year, commencing in 2008, the Issuer Administrator shall:

(i) deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Issuer Administrator's assessment of compliance with the Servicing Criteria (as defined on Exhibit A hereto) during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the Issuer Administrator, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit A attached to this Amendment;

(ii) deliver to the Issuer a report of a registered public accounting firm, that attests to, and reports on, the assessment of compliance made by the Issuer Administrator and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii) cause each Servicer, determined by the Issuer Administrator to be "participating in the servicing function" within the meaning of Instruction 2 to Item 1122 of Regulation AB, to deliver to the Issuer an assessment of compliance and accountants' attestation as and when provided in paragraphs (1) and (2) of this Section; and

(iv) deliver to the Issuer and any other person that will be responsible for signing the Sarbanes-Oxley Certification on behalf of an Issuer with respect to this securitization transaction the Annual Certification in the form attached hereto as Exhibit B.

The Issuer Administrator acknowledges that the parties identified in clause (iv) above may rely on any certification provided by any Servicer pursuant to such clause in signing a Sarbanes-Oxley Certification and filing such with the Commission.

The items set forth in clauses (i) through (iv) above will not be required unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer.

Each assessment of compliance provided by a Servicer shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, the Issuer on or prior to the date of such appointment.

2.	Except as amended by this Amendment, the Agreement remains in full force and effect.

3.	This Amendment is being entered into pursuant to Section 11 of the Agreement.

4.	This Amendment is effective as of the date first above written.

5.	This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized, as of the day and year first written above.

COLLEGE LOAN CORPORATION TRUST I

       By: College Loan Corporation, as Issuer
       Administrator

By: /s/ John Falb
       Name: John Falb
       Title: Senior Vice President of Capital Markets

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Eligible Lender Trustee and Indenture Trustee

By: /s/ Louis Bodi
       Name: Louis Bodi
       Title: Vice President

By: /s/ Sue Kim
       Name: Sue Kim
       Title: Associate

COLLEGE LOAN CORPORATION, as Issuer
Administrator

By: /s/ John Falb
       Name: John Falb
       Title: Senior Vice President of Capital Marketing

WILMINGTON TRUST COMPANY, as
Delaware Trustee

By: /s/ Patricia A. Evans
       Name: Patricia A. Evans
Title: Vice President

EXHIBIT A

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Issuer Administrator shall address, at a minimum, the criteria identified below (the "Servicing Criteria"):

Reference	Criteria	Applicability

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the trust student loans are maintained.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration

1122(d)(2)(i)	Payments on trust student loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.

Investor Remittances and Reporting

1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of student loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the Basic Documents.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.

1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.

1122(d)(4)(iv)	Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

1122(d)(4)(v)	The Servicer's records regarding the student loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity's activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the Basic Documents.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.

COLLEGE LOAN CORPORATION, as Issuer Administrator By: Name: Title: Date:

EXHIBIT B

FORM OF ANNUAL CERTIFICATION

Re:	The Administration Agreement dated as of March 1, 2002, as amended (the "Agreement"), relating to College Loan Corporation Trust I (the "Issuer")

I, [__________], the [__________] of College Loan Corporation (the "Issuer Administrator"), certify to the Issuer that:

1.	I have reviewed the servicer compliance statement of the Issuer Administrator provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Issuer Administrator's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the student loans by the Issuer Administrator during [20__] that were delivered by the Issuer Administrator to the Issuer pursuant to the Agreement (collectively, the "Company Servicing Information");

2.	Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3.	Based on my knowledge, all of the Company Servicing Information required to be provided by the Issuer Administrator under the Agreement has been provided to the Issuer;

4.	I am responsible for reviewing the activities performed by the Issuer Administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Issuer Administrator has fulfilled its obligations under the Agreement in all material respects; and

5.	The Compliance Statement required to be delivered by the Issuer Administrator pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Issuer Administrator and by any Servicer pursuant to the Agreement, have been provided to the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Issuer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

COLLEGE LOAN CORPORATION, not in its individual capacity but solely as Issuer Administrator Date: By: Name: Title: